UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012 (March 30, 2012)

TELESTONE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32503	84-1111224
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Floor 10, China Ruida Plaza

No. 74 Lugu Road

Shi Jingshan District

Beijing, People’s Republic of China 100040

(Address of principal executive offices)

Registrant’s telephone number, including area code (86)-10-6860-8335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 30, 2012, Telestone Technologies Corporation (the “Company”) announced its financial results for the three and twelve months ended December 31, 2011. A copy of the Company’s earnings press release (the “Original Press Release”) is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A (the “Form 8-K/A”) and is incorporated herein by reference.

On April 19, 2012, the Company announced a correction to the Original Press Release (the “Correction Press Release”). A copy of the Correction Press Release is furnished as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference.

The information contained in this Form 8-K/A and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein or in exhibits to this Form 8-K/A shall not be deemed an admission as to the materiality of any information in this Form 8-K/A that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 7.01. Regulation FD Disclosure.

On March 30, 2012, the Company announced its financial results for the three and twelve months ended December 31, 2011 via the Original Press Release. A copy of the Original Press Release is furnished as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference.

On April 19, 2012, the Company released the Correction Press Release to correct certain information in the Original Press Release. A copy of the Correction Press Release is furnished as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference.

The information contained in this Form 8-K/A and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein or in exhibits to this Form 8-K/A shall not be deemed an admission as to the materiality of any information in this Form 8-K/A that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 30, 2012

99.2	Press Release dated April 19, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESTONE TECHNOLOGIES CORPORATION

Dated: April 24, 2012	By:	/s/ Han Daqing
	Name:	Han Daqing
	Title:	Chief Executive Officer